1




               MASTER SERVICER'S CERTIFICATE

            (Delivered pursuant to Section 4.9

        of the Master Sale and Servicing Agreement)







              HOUSEHOLD FINANCE CORPORATION,

                        Master Servicer

          HOUSEHOLD AUTO RECEIVABLES CORPORATION



          HOUSEHOLD AUTOMOBILE REVOLVING TRUST I



       Class A, B-1, B-2 and C Notes, Series 1998-1



     The undersigned, a duly authorized representative of Household Finance
Corporation, as Master Servicer (the "Servicer"), pursuant to the amended and restated
Master Sale and Servicing Agreement, dated as of November
1, 1998, by and among the
Servicer, Household Automobile Revolving Trust I, as Issuer
(the "Issuer"), Household Auto
Receivables Corporation, as Seller (the "Seller"), The
Chase Manhattan Bank, as Indenture
Trustee (the "Indenture Trustee") and Wilmington Trust
Company, as Owner Trustee, does
hereby certify with respect to the information set forth below as follows:

1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Master Sale and Servicing Agreement and Series 1998-1 Supplement, dated as of
       November 1, 1998, by and among the Servicer, Issuer,
Seller, Indenture Trustee and
       Wilmington Trust Company, as Owner Trustee.

2. Household Finance Corporation is, as of the date hereof, the Servicer under the Master Sale and Servicing Agreement.

3.   The undersigned is a Servicing Officer.

4.   This Certificate relates to the Distribution Date        April
19, 1999
occurring on

5.  Series 1998-1 Information

(a)  The amount of Collected Funds with respect to the
$32,812,535.44
Collection Period was equal to
        (i) The Gross Cash Yield
 18.6169%

(b)  The amount of Available Funds with respect to the
32,823,435.43
Collection Period was equal to

(c)  The  Liquidated Receivables for the Collection Period
7,471,922.87
was equal to

(d)  Net Liquidation Proceeds for the Collection Period was
2,685,060.70
equal to
        (i) The annualized net default rate
  7.5020%

(e)  The principal balance of Series 1998-1 Receivables at
the beginning
        of the Collection Period was equal to
765,690,057.62

(f)  The principal balance of Series 1998-1 Receivables on
the last day
        of the Collection Period was equal to
740,139,097.41

(g)  The aggregate outstanding  balance of the Series 1998-
1 Receivables which were one
        payment (1-29 days) delinquent as of the close of
business on the last day of the
        Collection Period with respect to such Distribution
20,439,000.00
Date was equal to

(h)  The aggregate outstanding  balance of the Series 1998-
1 Receivables which were two
        payments (30-59 days) delinquent as of the close of
business on the last day of the
        Collection Period with respect to such Distribution
8,373,000.00
Date was equal to

(i)  The aggregate outstanding  balance of the Series 1998-
1 Receivables which were three or
        more payments (60+ days) delinquent as of the close
of business on the last day of the
        Collection Period with respect to such Distribution
6,312,000.00
Date was equal to

(j)  The Base Servicing Fee paid on the Distribution Date
867,834.15
was equal to

(k)  The Principal Distributable Amount for the
29,152,738.37
Distribution Date was equal to

(l)  The Principal Amount Available for the Distribution
29,152,738.37
Date was equal to

(m)  The Aggregate Note Principal Balance is equal to
690,057,071.34

(n)  The Aggregate Optimal Note Balance is equal to
660,574,144.44

(o)  The Targeted Overcollateralization Amount is equal to
79,564,952.97

(p)  The Targeted Credit Enhancement Amount is equal to
101,769,125.89

(q)  The Targeted Reserve Account Balance is equal to
22,204,172.92

(r)  The Reserve Account Deposit Amount for the
     0.00
Distribution Date

(s)  The Maximum Reserve Account Deposit Amount for the
3,601,778.16
Distribution Date

(t)  The Reserve Account Shortfall for the Distribution
     0.00
Date

(u)  The amount on deposit in the Reserve Account after
22,204,172.92
distributions is equal to

(v)  The notional amount of the Interest Rate Cap was equal
223,832,000.00
to

(w)  Payments received under the Interest Rate Cap were
     0.00
equal to

(x)  Libor Rate used in determining payments received under
the Interest Rate Cap was
        equal to
4.937500%

6.  Noteholder Information
(a) Class A-1
      (i)  The Class A Interest Distributable Amount with
318,719.13
respect to Class A-1 was equal to

      (ii)  The Class A-1 interest paid on the Distribution
318,719.13
Date was equal to

      (iii)  The Class A Interest Carryover Shortfall with
     0.00
respect to Class A-1 was equal to

      (iv)  The Class A-1 unpaid interest with respect to
     0.00
the Distribution Date was equal to

      (v)  The Class A-1 aggregate principal amount at the
beginning of the Distribution Date
                was equal to
65,233,319.65

      (vi)  The Class A-1 aggregate principal amount at the
end of the Distribution Date
                  was equal to
39,168,218.21

      (vii)  The Class A Principal Distributable Amount
26,065,101.44
with respect to Class A-1 was equal to

      (viii)  The Class A-1 principal distribution was
26,065,101.44
equal to

      (ix)  The ending Class A-1 Notes as a percentage of
the Pool Balance on the Distribution
                 Date was equal to
5.292008%

      (x)  The ending Class A Notes as a percentage of the
Pool Balance on the Distribution
               Date was equal to
54.914047%

(b) Class A-2
      (i)  The Class A Interest Distributable Amount with
272,943.00
respect to Class A-2 was equal to

      (ii)  The Class A-2 interest paid on the Distribution
272,943.00
Date was equal to

      (iii)  The Class A Interest Carryover Shortfall with
     0.00
respect to Class A-2 was equal to

      (iv)  The Class A-2 unpaid interest with respect to
     0.00
the Distribution Date was equal to

      (v)  The Class A-2 aggregate principal amount at the
beginning of the Distribution Date
               was equal to
54,000,000.00

      (vi)  The Class A-2 aggregate principal amount at the
end of the Distribution Date
                  was equal to
54,000,000.00

      (vii)  The Class A Principal Distributable Amount
     0.00
with respect to Class A-2 was equal to

      (viii)  The Class A-2 principal distribution was
     0.00
equal to

     (ix)  The Class A Principal Carryover Shortfall with
     0.00
respect to Class A-2 was equal to

     (x)  The Class A-2 unpaid principal with respect to
     0.00
the Distribution Date was equal to

      (xi)  The ending Class A-2 Notes as a percentage of
the Pool Balance on the Distribution
                Date was equal to
7.295926%

      (xii)  The ending Class A Notes as a percentage of
the Pool Balance on the Distribution
                  Date was equal to
54.914047%

(c) Class A-3
      (i)  The Class A Interest Distributable Amount with
706,211.46
respect to Class A-3 was equal to

      (ii)  The Class A-3 interest paid on the Distribution
706,211.46
Date was equal to

      (iii)  The Class A Interest Carryover Shortfall with
     0.00
respect to Class A-3 was equal to

      (iv)  The Class A-3 unpaid interest with respect to
     0.00
the Distribution Date was equal to

      (v)  The Class A-3 aggregate principal amount at the
beginning of the Distribution Date
               was equal to
143,000,000.00

      (vi)  The Class A-3 aggregate principal amount at the
end of the Distribution Date
                 was equal to
143,000,000.00

      (vii)  The Class A Principal Distributable Amount
     0.00
with respect to Class A-3 was equal to

      (viii)  The Class A-3 principal distribution was
     0.00
equal to

     (ix)  The Class A Principal Carryover Shortfall with
     0.00
respect to Class A-3 was equal to

     (x)  The Class A-3 unpaid principal with respect to
     0.00
the Distribution Date was equal to

      (xi)  The ending Class A-3 Notes as a percentage of
the Pool Balance on the Distribution
                Date was equal to
19.320693%

      (xii)  The ending Class A Notes as a percentage of
the Pool Balance on the Distribution
                 Date was equal to
54.914047%

(d) Class A-4
      (i)  The Class A Interest Distributable Amount with
402,897.00
respect to Class A-4 was equal to

      (ii)  The Class A-4 interest paid on the Distribution
402,897.00
Date was equal to

      (iii)  The Class A Interest Carryover Shortfall with
     0.00
respect to Class A-4 was equal to

      (iv)  The Class A-4 unpaid interest with respect to
     0.00
the Distribution Date was equal to

      (v)  The Class A-4 aggregate principal amount at the
beginning of the Distribution Date
                 was equal to
80,832,000.00

      (vi)  The Class A-4 aggregate principal amount at the
end of the Distribution Date
                 was equal to
80,832,000.00

      (vii)  The Class A Principal Distributable Amount
     0.00
with respect to Class A-4 was equal to

      (viii)  The Class A-4 principal distribution was
     0.00
equal to

     (ix)  The Class A Principal Carryover Shortfall with
     0.00
respect to Class A-4 was equal to

     (x)  The Class A-4 unpaid principal with respect to
     0.00
the Distribution Date was equal to

      (xi)  The ending Class A-4 Notes as a percentage of
the Pool Balance on the Distribution
                 Date was equal to
10.921190%

      (xii)  The ending Class A Notes as a percentage of
the Pool Balance on the Distribution
                 Date was equal to
54.914047%

(e) Class A-5
      (i)  The Class A Interest Distributable Amount with
435,651.50
respect to Class A-5 was equal to

      (ii)  The Class A-5 interest paid on the Distribution
435,651.50
Date was equal to

      (iii)  The Class A Interest Carryover Shortfall with
     0.00
respect to Class A-5 was equal to

      (iv)  The Class A-5 unpaid interest with respect to
     0.00
the Distribution Date was equal to

      (v)  The Class A-5 aggregate principal amount at the
beginning of the Distribution Date
                was equal to
92,527,751.69

      (vi)  The Class A-5 aggregate principal amount at the
end of the Distribution Date
                 was equal to
89,440,114.76

      (vii)  The Class A-5 Principal Distributable Amount
3,087,636.93
was equal to

      (viii)  The Class A-5 principal distribution was
3,087,636.93
equal to

     (ix)  The Class A-5 Principal Carryover Shortfall was
     0.00
equal

     (x)  The Class A-5 unpaid principal with respect to
     0.00
the Distribution Date was equal to

      (xi)  The ending Class A-5 Notes as a percentage of
the Pool Balance on the Distribution
                Date was equal to
12.084231%

      (xii)  The ending Class A Notes as a percentage of
the Pool Balance on the Distribution
                 Date was equal to
54.914047%

(f) Class B-1
      (i)  The Class B-1 Interest Distributable Amount was
521,340.75
equal to

      (ii)  The Class B-1 interest paid on the Distribution
521,340.75
Date was equal to

      (iii)  The Class B-1 Interest Carryover Shortfall was
     0.00
equal to

      (iv)  The Class B-1 unpaid interest with respect to
     0.00
the Distribution Date was equal to

      (v)  The Class B-1 aggregate principal amount at the
beginning of the Distribution Date
                was equal to
99,303,000.00

      (vi)  The Class B-1 aggregate principal amount at the
end of the Distribution Date
                  was equal to
99,303,000.00

      (vii)  The Class B-1 Principal Distributable Amount
     0.00
was equal to

      (viii)  The Class B-1 principal distribution was
     0.00
equal to

     (ix)  The Class B-1 Principal Carryover Shortfall was
     0.00
equal

     (x)  The Class B-1 unpaid principal with respect to
     0.00
the Distribution Date was equal to

      (xi)  The ending Class B-1 Notes as a percentage of
the Pool Balance on the Distribution
                     Date was equal to
13.416802%

      (xii)  The ending Class A and B-1 Notes as a
percentage of the Pool Balance on the
                  Distribution Date was equal to
68.330850%

(g) Class B-2
      (i)  The Class B-2 Interest Distributable Amount was
503,136.00
equal to

      (ii)  The Class B-2 interest paid on the Distribution
503,136.00
Date was equal to

      (iii)  The Class B-2 Interest Carryover Shortfall was
     0.00
equal to

      (iv)  The Class B-2 unpaid interest with respect to
     0.00
the Distribution Date was equal to

      (v)  The Class B-2 aggregate principal amount at the
beginning of the Distribution Date
                was equal to
94,338,000.00

      (vi)  The Class B-2 aggregate principal amount at the
end of the Distribution Date
                was equal to
94,338,000.00

      (vii)  The Class B-2 Principal Distributable Amount
     0.00
was equal to

      (viii)  The Class B-2 principal distribution was
     0.00
equal to

     (ix)  The Class B-2 Principal Carryover Shortfall was
     0.00
equal

     (x)  The Class B-2 unpaid principal with respect to
     0.00
the Distribution Date was equal to

      (xi)  The ending Class B-2 Notes as a percentage of
the Pool Balance on the Distribution
                Date was equal to
12.745983%

      (xii)  The ending Class A, B-1 and B-2 Notes as a
percentage of the Pool Balance on the
                 Distribution Date was equal to
81.076832%

(g) Class C
      (i)  The Class C Interest Distributable Amount was
329,457.92
equal to

      (ii)  The Class C interest paid on the Distribution
329,457.92
Date was equal to

      (iii)  The Class C Interest Carryover Shortfall was
     0.00
equal to

      (iv)  The Class C unpaid interest with respect to the
     0.00
Distribution Date was equal to

      (v)  The Class C aggregate principal amount at the
beginning of the Distribution Date
                 was equal to
60,823,000.00

      (vi)  The Class C aggregate principal amount at the
end of the Distribution Date
                 was equal to
60,823,000.00

      (vii)  The Class C Principal Distributable Amount was
     0.00
equal to

      (viii)  The Class C principal distribution was equal
     0.00
to

     (ix)  The Class C Principal Carryover Shortfall was
     0.00
equal

     (x)  The Class C unpaid principal with respect to the
     0.00
Distribution Date was equal to

      (xi)  The ending Class C Notes as a percentage of the
Pool Balance on the Distribution
                    Date was equal to
8.217780%

      (xii)  The ending Class A, B-1, B-2 and C Notes as a
percentage of the Pool Balance on the
                  Distribution Date was equal to
89.294612%

(h) Overcollateralization
     (i)  The ending overcollateralization was equal to
79,234,764.44

     (ii)  The ending overcollateralization as a percentage
of the Pool Balance on the
              Distribution Date was equal to
10.705388%

7. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Master Sale and Servicing
      Agreement through the Collection Period with respect to such Distribution Date or, if there has been a default in the performance of any such obligation, has set forth in detail (i) the nature of such default, (ii) the action taken by the Seller and Servicer, if any, to remedy such default and (iii) the current status of each such None
default; if applicable, insert "None".

8. As of the date hereof, to the best knowledge of the undersigned, no lien has been placed on any of the Series 1998-1 Receivables other than pursuant to the Basic Documents
     (or if there is a lien, such lien consists of:
______________________).

9. The amounts specified to be deposited into and withdrawn from the Collection Account, as well as the amounts specified to be paid to the Issuer, the Servicer, the Noteholders and the Certficateholder are all in accordance with the requirements of the Master Sale and
      Servicing Agreement.


IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this
May 14, 1999



HOUSEHOLD FINANCE CORPORATION
as Servicer


By:
Name:     Steven H. Smith
Title:         Servicing Officer





HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
SERIES 1998-1

Collection Period
 02/28/99
Distribution Date
 03/17/99


CLASS A-1 NOTEHOLDER'S STATEMENT

A.   Information Regarding Distributions
   1.   Total distribution per $1,000
174.0947444
   2.   Principal distribution per $1,000
171.4436525
   3.   Interest distribution per $1,000
2.651091894

B.  Calculation of Class A-1 Interest
   1.   Class A-1 related Note Rate
5.330000%
   2.   Class A-1 principal balance - beginning of period
$89,127,421.49
   3.   Accrual convention
Actual/360
   4.   Days in Interest Period
       28

   5.   Class A-1 interest due
$369,482.68
   6.   Class A-1 interest paid
$369,482.68
   7.   Class A Interest Carryover Shortfall with respect
    $0.00
to Class A-1
   8.   Class A-1 unpaid interest with respect to the
    $0.00
Distribution Date

C.  Calculation of Class A-1 principal balance
   1.  Class A-1 principal balance - beginning of period
$89,127,421.49
   2.  Class A-1 principal - amount due
$23,894,101.84
   3.  Class A-1 principal - amount paid
$23,894,101.84
   4.  Class A-1 principal balance - end of period
$65,233,319.65
   5.  Class A Principal Carryover Shortfall with respect
    $0.00
to Class A-1
   6.  Class A-1 unpaid principal with respect to the
    $0.00
Distribution Date
   7.  Class A-1 Notes as a percentage of the Pool Balance
8.519546%
on the Distribution Date
   8.  Total Class A Notes as a percentage of the Pool
56.888955%
Balance on the Distribution Date

D.  Performance of Trust
   1.  Available Funds for Distribution Date
$29,857,161.10

   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent
$26,313,000.00
          % Of  Receivables
0.03436508
     (b)  30-59 Days Delinquent
$10,727,000.00
          % Of  Receivables
0.014009585
     (c)  60+ Days Delinquent
$6,475,000.00
          % Of  Receivables
0.008456424

   3.  Aggregate losses for Collection Period less Net
$2,203,173.40
Liquidation Proceeds

   4.  (a)  Base Servicing Fee paid on the Distribution
$684,471.64
Date
         (b)  Base Servicing Fee paid for the Distribution
87.129419%
Date per $1,000

   5.  Pool Balance on the Accounting Date
$765,690,057.62

   6.  Reserve Account
        (a)  Targeted Reserve Account Balance
$22,970,701.73
        (b)  Amount on deposit in the Reserve Account
$22,970,701.73

   7.  Payments received under the Interest Rate Cap
           (a)  The notional amount of the Interest Rate
$223,832,000.00
Cap
           (b)  Current Libor
4.937810%
           (c)  Cap Rate
   0.0625
           (d)  Excess                                      NA
           (e)  Day convention
Actual/360
           (f)   Days in Interest Period
       28
          (g)  Payments received under the Interest Rate
        0
Cap

   8.  (a)  Weighted Average Coupon (WAC)
0.197378373
         (b)  Weighted Average Remaining Maturity (WAM)
51.59428881



HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
SERIES 1998-1

Collection Period
 02/28/99
Distribution Date
 03/17/99


CLASS A-2 NOTEHOLDER'S STATEMENT

A.   Information Regarding Distributions
   1.   Total distribution per $1,000
4.288666667
   2.   Principal distribution per $1,000
        0
   3.   Interest distribution per $1,000
4.288666667

B.  Calculation of Class A-2 Interest
   1.    Class A-2 related Note Rate
5.514000%
   2.   Class A-2 principal balance - beginning of period
$54,000,000.00
   3.   Accrual convention
Actual/360
   4.   Days in Interest Period
       28

   5.   Class A-2 interest due
$231,588.00
   6.   Class A-2 interest paid
$231,588.00
   7.   Class A Interest Carryover Shortfall with respect
    $0.00
to Class A-2
   8.   Class A-2 unpaid interest with respect to the
    $0.00
Distribution Date

C.  Calculation of Class A-2 principal balance
   1.  Class A-2 principal balance - beginning of period
$54,000,000.00
   2.  Class A-2 principal - amount due
    $0.00
   3.  Class A-2 principal - amount paid
    $0.00
   4.  Class A-2 principal balance - end of period
$54,000,000.00
   5.  Class A Principal Carryover Shortfall with respect
    $0.00
to Class A-2
   6.  Class A-2 unpaid principal with respect to the
    $0.00
Distribution Date
   7.  Class A-2 Notes as a percentage of the Pool Balance
7.052462%
on the Distribution Date
   8.  Total Class A Notes as a percentage of the Pool
56.888955%
Balance on the Distribution Date

D.  Performance of Trust
   1.  Available Funds For Distribution Date
$29,857,161.10

   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent
$26,313,000.00
          % Of  Receivables
0.03436508
     (b)  30-59 Days Delinquent
$10,727,000.00
          % Of  Receivables
0.014009585
     (c)  60+ Days Delinquent
$6,475,000.00
          % Of  Receivables
0.008456424

   3.  Aggregate losses for Collection Period less Net
$2,203,173.40
Liquidation Proceeds

   4.  (a)  Base Servicing Fee paid on the Distribution
$684,471.64
Date
         (b)  Base Servicing Fee paid for the Distribution
87.129419%
Date per $1,000

   5.  Pool Balance on the Accounting Date
$765,690,057.62

   6.  Reserve Account
        (a)  Targeted Reserve Account Balance
$22,970,701.73
        (b)  Amount on deposit in the Reserve Account
$22,970,701.73

   7.  Payments received under the Interest Rate Cap
           (a)  The notional amount of the Interest Rate
$223,832,000.00
Cap
           (b)  Current Libor
4.937810%
           (c)  Cap Rate
   0.0625
           (d)  Excess                                      NA
           (e)  Day convention
Actual/360
           (f)   Days in Interest Period
       28

          (g)  Payments received under the Interest Rate
        0
Cap

   8.  (a)  Weighted Average Coupon (WAC)
0.197378373
         (b)  Weighted Average Remaining Maturity (WAM)
51.59428881




HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
SERIES 1998-1

Collection Period
 02/28/99
Distribution Date
 03/17/99


CLASS A-3 NOTEHOLDER'S STATEMENT

A.   Information Regarding Distributions
   1.   Total distribution per $1,000
4.190518889
   2.   Principal distribution per $1,000
        0
   3.   Interest distribution per $1,000
4.190518889

B.  Calculation of Class A-3 Interest
   1.    Calculation of Class A-3 Note Rate
          (a)  Libor
4.937810%
          (b)  Spread
0.450000%
          (c)  Class A-3 related Note Rate
5.387810%

   2.    Class A-3 principal balance - beginning of period
$143,000,000.00
   3.    Accrual convention
Actual/360
   4.    Days in Interest Period
       28

   5.   Class A-3 interest due
$599,244.20
   6.   Class A-3 interest paid
$599,244.20
   7.   Class A Interest Carryover Shortfall with respect
    $0.00
to Class A-3
   8.   Class A-3 unpaid interest with respect to the
    $0.00
Distribution Date

C.  Calculation of Class A-3 principal balance
   1.  Class A-3 principal balance - beginning of period
$143,000,000.00
   2.  Class A-3 principal - amount due
    $0.00
   3.  Class A-3 principal - amount paid
    $0.00
   4.  Class A-3 principal balance - end of period
$143,000,000.00
   5.  Class A Principal Carryover Shortfall with respect
    $0.00
to Class A-3
   6.  Class A-3 unpaid principal with respect to the
    $0.00
Distribution Date
   7.  Class A-3 Notes as a percentage of the Pool Balance
18.675964%
on the Distribution Date
   8.  Total Class A Notes as a percentage of the Pool
56.888955%
Balance on the Distribution Date

D.  Performance of Trust
   1.  Collected Funds
$29,857,161.10

   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent
$26,313,000.00
          % Of  Receivables
0.03436508
     (b)  30-59 Days Delinquent
$10,727,000.00
          % Of  Receivables
0.014009585
     (c)  60+ Days Delinquent
$6,475,000.00
          % Of  Receivables
0.008456424

   3.  Aggregate losses for Collection Period less Net
$2,203,173.40
Liquidation Proceeds

   4.  (a)  Base Servicing Fee paid on the Distribution
$684,471.64
Date
         (b)  Base Servicing Fee paid for the Distribution
87.129419%
Date per $1,000

   5.  Pool Balance on the Accounting Date
$765,690,057.62

   6.  Reserve Account
        (a)  Targeted Reserve Account Balance
$22,970,701.73
        (b)  Amount on deposit in the Reserve Account
$22,970,701.73

   7.  Payments received under the Interest Rate Cap
           (a)  The notional amount of the Interest Rate
$223,832,000.00
Cap
           (b)  Current Libor
4.937810%
           (c)  Cap Rate
   0.0625
           (d)  Excess                                      NA
           (e)  Day convention
Actual/360
           (f)   Days in Interest Period
       28
          (g)  Payments received under the Interest Rate
    $0.00
Cap

   8.  (a)  Weighted Average Coupon (WAC)
0.197378373
         (b)  Weighted Average Remaining Maturity (WAM)
51.59428881




HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
SERIES 1998-1

Collection Period
 02/28/99
Distribution Date
 03/17/99


CLASS A-4 NOTEHOLDER'S STATEMENT

A.   Information Regarding Distributions
   1.   Total distribution per $1,000
4.229407778
   2.   Principal distribution per $1,000
        0
   3.   Interest distribution per $1,000
4.229407778

B.  Calculation of Class A-4 Interest
   1.    Calculation of Class A-4 related Note Rate
          (a)  Libor
4.937810%
          (b)  Spread
0.500000%
          (c)  Class A-4 related Note Rate
5.437810%

   2.    Class A-4 principal balance - beginning of period
$80,832,000.00
   3.    Accrual convention
Actual/360
   4.    Days in Interest Period
       28

   5.   Class A-4 interest due
$341,871.49
   6.   Class A-4 interest paid
$341,871.49
   7.   Class A Interest Carryover Shortfall with respect
    $0.00
to Class A-4
   8.   Class A-4 unpaid interest with respect to the
    $0.00
Distribution Date

C.  Calculation of Class A-4 principal balance
   1.  Class A-4 principal balance - beginning of period
$80,832,000.00
   2.  Class A-4 principal - amount due
    $0.00
   3.  Class A-4 principal - amount paid
    $0.00
   4.  Class A-4 principal balance - end of period
$80,832,000.00
   5.  Class A Principal Carryover Shortfall with respect
    $0.00
to Class A-4
   6.  Class A-4 unpaid principal with respect to the
    $0.00
Distribution Date
   7.  Class A-4 Notes as a percentage of the Pool Balance
10.556752%
on the Distribution Date
   8.  Total Class A Notes as a percentage of the Pool
56.888955%
Balance on the Distribution Date

D.  Performance of Trust
   1.  Collected Funds
$29,857,161.10

   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent
$26,313,000.00
          % Of  Receivables
0.03436508
     (b)  30-59 Days Delinquent
$10,727,000.00
          % Of  Receivables
0.014009585
     (c)  60+ Days Delinquent
$6,475,000.00
          % Of  Receivables
0.008456424

   3.  Aggregate losses for Collection Period less Net
$2,203,173.40
Liquidation Proceeds

   4.  (a)  Base Servicing Fee paid on the Distribution
$684,471.64
Date
         (b)  Base Servicing Fee paid for the Distribution
87.129419%
Date per $1,000

   5.  Pool Balance on the Accounting Date
$765,690,057.62

   6.  Reserve Account
        (a)  Targeted Reserve Account Balance
$22,970,701.73
        (b)  Amount on deposit in the Reserve Account
$22,970,701.73

   7.  Payments received under the Interest Rate Cap
           (a)  The notional amount of the Interest Rate
$223,832,000.00
Cap
           (b)  Current Libor
4.937810%
           (c)  Cap Rate
   0.0625
           (d)  Excess                                      NA
           (e)  Day convention
Actual/360
           (f)   Days in Interest Period
       28
          (g)  Payments received under the Interest Rate
        0
Cap

   8.  (a)  Weighted Average Coupon (WAC)
19.737837%
         (b)  Weighted Average Remaining Maturity (WAM)
5159.428881%




HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
SERIES 1998-1

Collection Period
 02/28/99
Distribution Date
 03/17/99


CLASS A-5 NOTEHOLDER'S STATEMENT

A.   Information Regarding Distributions
   1.   Total distribution per $1,000
28.50562581
   2.   Principal distribution per $1,000
24.03594161
   3.   Interest distribution per $1,000
4.469684201

B.  Calculation of Class A-5 Interest
   1.    Class A-5 related Note Rate
5.650000%
   2.   Class A-5 principal balance - beginning of period
$94,931,345.85
   3.   Accrual convention                                  30/360
   4.   Days in Interest Period

   4.   Class A-5 interest due
$446,968.42
   5.   Class A-5 interest paid
$446,968.42
   7.   Class A Interest Carryover Shortfall with respect
    $0.00
to Class A-5
   8.   Class A-5 unpaid interest with respect to the
    $0.00
Distribution Date

C.  Calculation of Class A-5 principal balance
   1.  Class A-5 principal balance - beginning of period
$94,931,345.85
   2.  Class A-5 principal - amount due
$2,403,594.16
   3.  Class A-5 principal - amount paid
$2,403,594.16
   4.  Class A-5 principal balance - end of period
$92,527,751.69
   5.  Class A-5 Principal Carryover Shortfall
    $0.00
   6.  Class A-5 unpaid principal with respect to the
    $0.00
Distribution Date
   7.  Class A-5 Notes as a percentage of the Pool Balance
12.084231%
on the Distribution Date
   8.  Total Class A Notes as a percentage of the Pool
56.888955%
Balance on the Distribution Date

D.  Performance of Trust
   1.  Collected Funds
$29,857,161.10

   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent
$26,313,000.00
          % Of  Receivables
0.03436508
     (b)  30-59 Days Delinquent
$10,727,000.00
          % Of  Receivables
0.014009585
     (c)  60+ Days Delinquent
$6,475,000.00
          % Of  Receivables
0.008456424

   3.  Aggregate losses for Collection Period less Net
$2,203,173.40
Liquidation Proceeds

   4.  (a)  Base Servicing Fee paid on the Distribution
$684,471.64
Date
         (b)  Base Servicing Fee paid for the Distribution
87.129419%
Date per $1,000

   5.  Pool Balance on the Accounting Date
$765,690,057.62

   6.  Reserve Account
        (a)  Targeted Reserve Account Balance
$22,970,701.73
        (b)  Amount on deposit in the Reserve Account
$22,970,701.73

   7.  Payments received under the Interest Rate Cap
           (a)  The notional amount of the Interest Rate
$223,832,000.00
Cap
           (b)  Current Libor
4.937810%
           (c)  Cap Rate
   0.0625
           (d)  Excess                                      NA
           (e)  Day convention
Actual/360
           (f)   Days in Interest Period
       28
          (g)  Payments received under the Interest Rate
        0
Cap

   8.  (a)  Weighted Average Coupon (WAC)
19.737837%
         (b)  Weighted Average Remaining Maturity (WAM)
5159.428881%


HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
SERIES 1998-1

Collection Period
 02/28/99
Distribution Date
 03/17/99


CLASS B-1 NOTEHOLDER'S STATEMENT

A.   Information Regarding Distributions
   1.   Total distribution per $1,000
     5.25
   2.   Principal distribution per $1,000
        0
   3.   Interest distribution per $1,000
     5.25

B.  Calculation of Class B-1 Interest
   1.    Class B-1 related Note Rate
    0.063
   2.   Class B-1 principal balance - beginning of period
$99,303,000.00
   3.   Accrual convention                                  30/360
   4.   Days in Interest Period

   4.   Class B-1 interest due
$521,340.75
   5.   Class B-1 interest paid
$521,340.75
   6.   Class B-1 Interest Carryover Shortfall
    $0.00
   7.   Class B-1 unpaid interest with respect to the
    $0.00
Distribution Date

C.  Calculation of Class B-1 principal balance
   1.  Class B-1 principal balance - beginning of period
$99,303,000.00
   2.  Class B-1 principal - amount due
    $0.00
   3.  Class B-1 principal - amount paid
    $0.00
   4.  Class B-1 principal balance - end of period
$99,303,000.00
   5.  Class B-1 Principal Carryover Shortfall
    $0.00
   6.  Class B-1 unpaid principal with respect to the
    $0.00
Distribution Date
   7.  Class B-1 Notes as a percentage of the Pool Balance
12.969086%
on the Distribution Date
   8.  Class A and B-1 Notes as a percentage of the Pool
69.858041%
Balance on the Distribution Date

D.  Performance of Trust
   1.  Collected Funds
$29,857,161.10

   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent
$26,313,000.00
          % Of  Receivables
0.03436508
     (b)  30-59 Days Delinquent
$10,727,000.00
          % Of  Receivables
0.014009585
     (c)  60+ Days Delinquent
$6,475,000.00
          % Of  Receivables
0.008456424

   3.  Aggregate losses for Collection Period less Net
$2,203,173.40
Liquidation Proceeds

   4.  (a)  Base Servicing Fee paid on the Distribution
$684,471.64
Date
         (b)  Base Servicing Fee paid for the Distribution
87.129419%
Date per $1,000

   5.  Pool Balance on the Accounting Date
$765,690,057.62

   6.  Reserve Account
        (a)  Targeted Reserve Account Balance
$22,970,701.73
        (b)  Amount on deposit in the Reserve Account
$22,970,701.73

   7.  Payments received under the Interest Rate Cap
           (a)  The notional amount of the Interest Rate
$223,832,000.00
Cap
           (b)  Current Libor
4.937810%
           (c)  Cap Rate
   0.0625
           (d)  Excess                                      NA
           (e)  Day convention
Actual/360
           (f)   Days in Interest Period
       28
          (g)  Payments received under the Interest Rate
        0
Cap

   8.  (a)  Weighted Average Coupon (WAC)
19.737837%
         (b)  Weighted Average Remaining Maturity (WAM)
5159.428881%


HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
SERIES 1998-1

Collection Period
 02/28/99
Distribution Date
 03/17/99


CLASS B-2 NOTEHOLDER'S STATEMENT

A.   Information Regarding Distributions
   1.   Total distribution per $1,000
5.333333333
   2.   Principal distribution per $1,000
        0
   3.   Interest distribution per $1,000
5.333333333

B.  Calculation of Class B-2 Interest
   1.    Class B-2 related Note Rate
    0.064
   2.   Class B-2 principal balance - beginning of period
$94,338,000.00
   3.   Accrual convention                                  30/360
   4.   Days in Interest Period

   4.   Class B-2 interest due
$503,136.00
   5.   Class B-2 interest paid
$503,136.00
   6.   Class B-2 Interest Carryover Shortfall
    $0.00
   7.   Class B-2 unpaid interest with respect to the
    $0.00
Distribution Date

C.  Calculation of Class B-2 principal balance
   1.  Class B-2 principal balance - beginning of period
$94,338,000.00
   2.  Class B-2 principal - amount due
    $0.00
   3.  Class B-2 principal - amount paid
    $0.00
   4.  Class B-2 principal balance - end of period
$94,338,000.00
   5.  Class B-2 Principal Carryover Shortfall
    $0.00
   6.  Class B-2 unpaid principal with respect to the
    $0.00
Distribution Date
   7.  Class B-1 Notes as a percentage of the Pool Balance
12.320651%
on the Distribution Date
   8.  Class A, B-1 and B-2 Notes as a percentage of the
82.178692%
Pool Balance on the Distribution Date

D.  Performance of Trust
   1.  Available Funds For Distribution Date
$29,857,161.10

   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent
$26,313,000.00
          % Of  Receivables
0.03436508
     (b)  30-59 Days Delinquent
$10,727,000.00
          % Of  Receivables
0.014009585
     (c)  60+ Days Delinquent
$6,475,000.00
          % Of  Receivables
0.008456424

   3.  Aggregate losses for Collection Period less Net
$2,203,173.40
Liquidation Proceeds

   4.  (a)  Base Servicing Fee paid on the Distribution
$684,471.64
Date
         (b)  Base Servicing Fee paid for the Distribution
87.129419%
Date per $1,000

   5.  Pool Balance on the Accounting Date
$765,690,057.62

   6.  Reserve Account
        (a)  Targeted Reserve Account Balance
$22,970,701.73
        (b)  Amount on deposit in the Reserve Account
$22,970,701.73

   7.  Payments received under the Interest Rate Cap
           (a)  The notional amount of the Interest Rate
$223,832,000.00
Cap
           (b)  Current Libor
4.937810%
           (c)  Cap Rate
6.250000%
           (d)  Excess                                      NA
           (e)  Day convention
Actual/360
           (f)   Days in Interest Period
       28
          (g)  Payments received under the Interest Rate
        0
Cap

   8.  (a)  Weighted Average Coupon (WAC)
0.197378373
         (b)  Weighted Average Remaining Maturity (WAM)
51.59428881